UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2015

CALAVO GROWERS, INC.

(Exact name of registrant as specified in its charter)

California	000-33385	33-0945304
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1141A Cummings Road, Santa Paula, CA 93060

(Address of principal executive offices, including zip code)

(805) 525-1245

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Arthur J. Bruno, age 64, has advised Calavo Growers, Inc., a California corporation (“Calavo”), of his intention to retire as Calavo’s Chief Operating Officer, Chief Financial Officer, and Corporate Secretary effective June 15, 2015.

Effective June 15, 2015, James E. Snyder, age 44, who currently serves as Calavo’s Corporate Controller, will also begin serving as Calavo’s Interim Chief Financial Officer. Mr. Snyder has served as Calavo’s Corporate Controller since 2003. Mr. Snyder will receive a base salary of $197,503 and will be eligible to receive year-end cash and equity bonuses under Calavo’s Management Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALAVO GROWERS, INC.

By:	/s/ Lecil E. Cole
Lecil E. Cole
Chairman of the Board of Directors and Chief Executive Officer

Date: May 11, 2015